No.U....33……………

Renewal of
Policy No..........................

CREDIT INSURANCE POLICY

GREENSBURG, PENNSYLVANIA
A STOCK COMPANY

(hereinafter called the Company)

In consideration of the stipulations and provisions hereinafter set forth and of the premium hereinafter specified, does insure WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

    IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET

    SECURITIES CORPORATION, SERIES 2003-S2.

a corporation organized under the laws of

MINNESOTA ……………………..….hereinafter called the Assured, whose address is ……………..Minneapolis, Minnesota .............................…....……..................………………….. against loss (only as herein defined and limited) due to Default by a Borrower from the Assured in the repayment to the Assured of Loans evidenced by Eligible Notes, reported to the Company and insured hereunder which were made to finance the alteration, repair, conversion, improvement or modernization of real property.

This Policy shall be effective from the 26 day of November, 2003 at 12:01 A.M. at the place of business of the Assured and shall remain in force continuously until cancelled. The coverage afforded by this Policy shall attach to a particular loan coincident with the actual disbursement by the Assured of the Loan during such period.

The Assured shall pay the Company a premium calculated upon the entire term of the Note at the rate of 1.65% per annum of the net proceeds (as hereinafter defined) of any Loan reported for insurance, which premium shall be payable within 15 days after the close of the month in which the Loan is made or purchased. In computing the premium, no charge shall be made for a fractional period of a month consisting of 15 days or less and a charge for a full month shall be made for a fractional period of a month consisting of more than 15 days.

Loans shall be reported to the Company for insurance on the form prescribed by the Company within 15 days after the close of the month in which the Loan is made or purchased.

The Company's liability for loss with respect to any Insured Loan or Loans to an individual Borrower who defaults to the Assured hereunder shall be limited to five thousand dollars ($5,000.00) unless a higher limit is specifically approved by the Company and is endorsed hereon. The Company's maximum cumulative liability for Loss under this Policy is further limited to ten percent (10%) of the Aggregate net proceeds of loans insured hereunder made by the Assured during the 12 month period immediately following the effective date of this Policy and during each succeeding 12 month period in which this Policy is in full force and effect. The Company's maximum liability under this Policy shall in no event exceed $34,315,345 during each such 12 month period.

This Policy is made and accepted subject to the foregoing provisions and stipulations and those hereinafter stated which are hereby made part of this Policy, together with such other provisions, stipulations and agreements as may be added hereto, as provided in this Policy.

IN WITNESS WHEREOF, the Company has duly executed these presents; but this Policy shall not be valid unless countersigned by a duly authorized representative of the Company.

ICS-1C--Rev. 8/59

(11/99)

PROVISIONS AND STIPULATIONS

1. DEFINITIONS

a

 “Loan” means an advance of funds, or the purchase of an obligation, evidenced by an Eligible Note, the proceeds of which have been or are to be used for the alteration, repair, conversion, improvement or modernization of real property located within the continental limits of the United States of America.

b.

“Eligible Note” or “Note” means any written evidence of obligation, including a note, bond, mortgage or indenture which:

(1)

Bears the genuine signature of the Borrower and all other parties to the instrument, is complete and regular on its face, and is valid and enforceable against the Borrower; and

(2)

Contains an acceleration clause which provides for acceleration of maturity either automatically or at the option of the holder, in the event of default in payment of any installment upon the due date thereof; and

(3)

Contains payment and maturity requirements meeting the following specifications: The Note shall be payable in approximately equal monthly installments, the first of which shall fall due within six months and the last within sixty months and 32 days from the date of the Note. If the principal income of the Borrower is derived from a seasonal operation or business, the Note may be made payable in installments corresponding with the seasonal variation in Borrower's income shown on his application for credit; provided the first installment is payable within twelve months of the date of the Note; and further provided that the sum of installments to be paid in any year subsequent to the first year shall not be greater than the proportion of the total debt which is to be paid in the first year; and further provided that a token payment is due in each off-season month; and

(4)

Is for an amount such that the net proceeds, as defined below, of such note plus the then unpaid net proceeds of any other loans insured by the Company made by the Assured to the individual Borrower making the note are not in excess of $5,000.00, except that specified notes for greater amounts may be insured hereunder upon endorsement of this policy specifically insuring such notes.

c.

“Borrower” means one, whether individual, partnership, corporation or other legal entity, who applies for and receives a Loan, evidenced by an Eligible Note, and whose interest in the real property to be improved is:

(1)

A fee title; (2) a life estate; (3) a leasehold estate having a fixed term expiring after the maturity of the Note; or (4) an equitable interest under a contract or deed of trust to create an interest in real property of the character described in (1), (2) or (3). No such person shall be accepted by the Assured as a Borrower if such person is past due more than fifteen days as to the payment of an obligation owed the Assured or any obligation insured by the Company or is past due more than thirty days as to the payment of any other indebtedness evidenced by a note, bond or contract signed by such person and the Assured through its usual credit investigation is placed on notice of such fact or facts, unless other circumstances known to the Assured make a loan to such person a credit risk acceptable to a prudent lender.

d.

“Payment” or “Installment” means a deposit by the Borrower with the Assured of funds which represent the full or partial repayment of a Loan according to the terms of the Note evidencing such Loan.

e.

“Default” means the failure of the Borrower to make any payment to the Assured at the time and in the manner and amount specified in the Note evidencing the Loan.

f.

“Date of Default” means the earliest date upon which an installment or payment was due which was not paid by the Borrower according to the terms of the Note.

g.

“Loss” means the amount payable to the Assured by the Company as provided in paragraph 5 hereof.

h.

“Net Proceeds” means the amount of the loan actually made or the purchase price of the note, exclusive of finance charges, fees, and other deductions.

2.

CONDITIONS PRECEDENT TO RECOVERY

Prior to making a Loan, the Assured shall obtain a dated credit application fully executed by the Borrower. The credit application supplemented by such other information as the Assured deems necessary, must, in the judgment of the Assured, clearly show the Borrower to be solvent, with reasonable ability to repay the Loan, and in other respects a reasonable credit risk. If, after the Loan is made, the Assured discovers any material misstatements in the credit application, or misuse of the proceeds of the Loan by the Borrower, the Assured shall promptly report such discovery to the Company.

The Assured shall exercise due diligence in disbursing proceeds of loans and in effecting collections and shall service its Loans in accordance with acceptable practices of prudent lending institutions.

All payments received on - account of the Note, except late charges, must be applied to the maturing installments in their order, except that any sum received by the Assured in excess of three advanced monthly payments shall be credited to the final installments in the absence of specific written instructions from the Borrower to do otherwise.

Claim may be made after Default provided written demand has been made on the Borrower for the full unpaid balance of the Note. The Company reserves the right to require the Assured to reduce the Note to judgment subject to the limitations of the terms of the Note.

3.

NOTICE OF DEFAULT AND FILING OF CLAIMS FOR LOSS

Should a Default continue for a period of 90 days, notice thereof must be filed with the Company monthly thereafter, on the form prescribed by the Company until the Default is cured or a claim of Loss filed. A claim for Loss may be filed as to an individual Loan at any time after Default but in no event later than six months after Default unless the Company shall grant an extension of the claim period in writing. Claims shall be filed on Proof of Loss forms provided by the Company, which shall include' an assignment of the Assured's interest in the defaulted Note to the Company or such other person as may be designated by the Company as assignee.

4.

PAYMENT OF LOSS

All adjusted claims shall be paid or made good within thirty days after presentation of satisfactory evidence of Loss to the Company.

5.

LIMIT OF LOSS

In addition to the limitations heretofore set out, the Company shall be obligated to pay hereunder only the full unpaid balance of the Note or of the actual purchase price thereof, whichever is lesser, less the unearned discount thereon, plus

a.

uncollected earned interest to date of Default and interest at the rate of 4% per annum from the date of Default to the date of presentation of Proof of Loss; plus

b.

uncollected court costs (including fees paid for issuing, serving and filing summons); plus

c.

attorneys' fees actually paid, not exceeding:

(1) 25 percent of the amount collected by the attorney on the defaulted Note provided the Assured does not waive its claim against the Borrower for such fees; plus

(2) $25.00 or 15 percent of the balance due on the Note, whichever is the lesser, if a judgment is secured by suit, or $10.00 or 15 percent of the balance due on the Note, whichever is the lesser, if a judgment is secured by confession after default; plus

(3) $50.00 plus 5 percent of the balance due on the Note as an additional fee where the action is contested and judgment is obtained;

less any part of the foregoing amounts which the Assured has collected from others, or which the Assured can collect from a reserve or holdback funds in its hands.

6. SUBROGATION

In the event of any payment under this Policy, the Company shall be subrogated to all of the Assured's rights of recovery against the Borrower and any other person or organization liable under the terms of the defaulted Note and against any reserve or holdback funds in its hands, and the Assured shall execute and deliver at the request of the Company instruments and papers and do whatever else is necessary to transfer, assign and secure such rights. The Assured shall do nothing after Loss to prejudice such rights, and the execution by the Assured of a release or waiver of the right to collect the unpaid balance of a Loan shall equally release the Company from any further obligation under this Policy as to said Loan, anything in this Policy to the contrary notwithstanding.

7. TRANSFER OR PREPAYMENT OF LOANS REPORTED FOR INSURANCE

All liability under this Policy with respect to any individual loan shall terminate upon sale or transfer (including without limiting the generality of application of this section, transfers pursuant to, or resulting from merger or consolidation of the Assured with any other corporation or company) of such loan, or the note evidencing same, to any transferee not holding a similar Policy issued by the Company.

Such sales or transfers may be made to a transferee holding a similar Policy issued by the Company only with the prior written approval of the Company. In the event of such a sale or transfer, the continuing liability of the Company to the transferee with regard to the loan or loans sold or transferred shall be ten percent of the aggregate unpaid balance of the net proceeds of such loan or loans at the time of transfer or sale, and the aggregate limit of liability of the Company to the Assured hereunder shall be reduced by an equal amount.

In no event will the Company refund any premium to the Assured upon the sale or transfer of any loan or loans insured hereunder.

Nothing contained herein shall be construed to prevent the pledging of such loans, or the notes evidencing the same, as collateral security under a bona fide loan agreement.

In the event that the Borrower shall prepay an eligible loan for which the required premium has been paid by the Assured to the Company, upon receipt of a report of such prepayment and application for premium refund on the form prescribed by the Company, the Company shall return to the Assured a premium refund calculated according to the sum-of-the-digits method, and the aggregate cumulative liability of the Company hereunder shall be reduced by ten percent of the original net proceeds of said loan.

8. REPORTS AND EXAMINATION

The Company may at any time call upon the Assured for such reports as it may deem necessary and may inspect the books or the Accounts of the Assured as they pertain to the Loans reported for insurance hereunder. All Loans reported to the Company for insurance hereunder shall be identified by methods satisfactory to the Company on the records of the Assured.

9. AMENDMENTS

Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy or estop the Company from asserting any right under the terms of this Policy. The terms of this Policy may be waived or changed only after written approval of the Company and by an endorsement signed on behalf of the Company by its President, Vice President or Secretary and countersigned by a duly authorized representative of the Company.

10. MISREPRESENTATION AND FRAUD

The Policy shall be void if the Assured has concealed or misrepresented any material fact or circumstance concerning this insurance or the subject thereof or in case of any fraud, attempted fraud or false swearing by the Assured touching any matter relating to this insurance or the subject thereof whether before or after a loss, or if the Assured shall make any claim which is false or fraudulent either in amount or otherwise.

11.OTHER INSURANCE

If at the time of Loss or Default there is any other valid and collectible insurance which would attach if this insurance had not been effected, this insurance shall apply only as excess and in no event as contributing insurance, and then only after all other insurance has been exhausted.

12. ASSIGNMENT OF POLICY

This Policy shall be void if assigned or transferred without the written consent of this Company, whether such transfer be voluntary or involuntary.

13. SUIT AGAINST COMPANY

No suit, action or proceeding for the recovery of any claim under this Policy shall be instituted or sustainable in any court of law or equity unless Proof of Loss has been duly filed with respect thereto, and unless such suit, action or proceeding be commenced within twelve months next after Default; provided, however, that if by the laws of the State within which this Policy is issued such limitation is invalid, then any such claims shall be void unless such action, suit or proceedings be commenced within the shortest limit of time permitted by the laws of such State to be fixed herein.

14. CANCELLATION

This Policy may be cancelled by the Assured by mailing to the Company written notice stating when thereafter such cancellation shall be effective. This Policy may be cancelled by the Company by mailing to the Assured at the address shown in this Policy or last known address written notice stating when, not less than five days thereafter, such cancellation shall be effective. The mailing of notice as aforesaid shall be sufficient proof of notice and the effective date of cancellation stated in the notice shall become the end of the policy period. Delivery of such written notice either by the Assured or by the Company shall be equivalent to mailing.

Cancellation of this Policy shall not affect the insurance privilege of the Assured with respect to any loan previously reported for insurance.

15. CONFORMITY TO STATUTE

Terms of this Policy which are in conflict with the statutes of the State wherein this Policy is issued are hereby amended to conform to such statutes.

ENDORSEMENT

This endorsement, effective November 26, 2003, forms a part of Policy No. U 33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL
ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR
STRUCTURED ASSET SECURITIES CORPORATION, SERIES
2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

LOAN LIMITATION
CREDIT INSURANCE POLICY

The First sentence of the fifth paragraph of the policy is hereby amended to read as follows:

“The Company's liability for loss with respect to the Insured Loan of any one borrower shall be limited to One Hundred Fifty Thousand Dollars ($150,000), provided such Insured Loan meets all of the qualifications set forth in the Company's 'Qualifying specifications for Guideline Underwriting' and Company Sanctioned Guidelines in effect on the date of such Insured Loan, unless a higher limit has been specifically approved by the Company and endorsed hereon.”

EXTENDED TERM

The first sentence in 1.b. (3) of the provisions and Stipulations of the policy is hereby amended to read as follows

“Contains payment and maturity requirements meeting the following specifications: The Note shall be payable in approximately equal monthly installments, the first of which shall fall due within six months and the last within 360 months and 32 days from the date of the Note.”

ELIGIBLE NOTE

The sentence in Paragraph 1.b. (4) of the Provisions and Stipulations is hereby amended to read as follows:

“Is for an amount equal to the net proceeds of such note, as defined below, provided that the net proceeds of such note, plus the then unpaid net proceeds of any other loans (a) which have been made by the Assured to the same Borrower and which are insured by the Company do not exceed One Hundred Fifty Thousand Dollars ($150,000), and that (b) such note meets all of the qualifications set forth in the Company's 'Qualifying Specifications for Guideline Underwriting' in effect on the date of the loan, except that notes for greater amounts may be insured hereunder by endorsement to this policy specifically identifying such notes.”

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms apart of Policy No. U33

issued to    WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

This endorsement is issued in consideration of the Assured's request for the change in the mode of premium permitted herein.

1.

Section 7 entitled “Transfer or Prepayment of Loans Reported for Insurance” is deleted and the following is substituted therefor:

All liability under this Policy with respect to any individual loan shall terminate upon sale or transfer (including, without limiting the generality of application of this section, transfers pursuant to, or resulting from, merger or consolidation of the Assured with any other corporation or company) of such loan, or the note evidencing same, to any transferee not holding a similar Policy issued by the Company. In the event of such a sale or transfer, the aggregate liability of the Company to the Assured hereunder shall be reduced by ten percent of the original net proceeds of such loan or loans.

Such sales or transfers may be made to a transferee holding a similar Policy issued by the Company only with the prior written approval of the Company. In the event of such a sale or transfer, the continuing liability of the Company to the transferee with regard to the loan or loans sold or transferred shall be ten percent of the aggregate unpaid balance of the net proceeds of such loan or loans at the time of transfer or sale, and the aggregate limit of liability of the Company to the Assured hereunder shall be reduced by an equal amount. In the event of approved sale or transfer, the Assured shall remain liable for all monthly premium payments.

Nothing contained herein shall be construed to prevent the pledging of such loans, or the notes evidencing the same, as collateral security under a bonafide loan agreement.

2.

The second paragraph of Section 14 entitled “Cancellation” is deleted, and the following is substituted therefor:

Cancellation of this policy shall not affect the insurance coverage on loans previously reported for insurance, and the Assured shall continue to remit monthly premium payment with respect to all such loans.

3.

All other provisions of the policy shall remain unchanged.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms apart of Policy No. U33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN
ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES
CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

This endorsement is issued in consideration of the Assured's request for the change in the mode of premium permitted herein.

Effective November 26, 2003 paragraph 3 of Page 1 of such Policy is amended to read as follows:

“The Assured shall pay the Company a monthly premium calculated at a rate of .165% on the unpaid balance outstanding at the beginning of every month of any Loan reported for insurance. The premium shall be payable on the Eighteenth (18`') day of every month in which there is an unpaid balance outstanding on a Loan reported for insurance. The first premium payment shall be due following the month immediately after the month in which the Loan is reported for insurance.”

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms a part of Policy No. U 33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

It is hereby understood and agreed that effective November 26, 2003, the Assured shall pay the Company a premium calculated at the rate of .135% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 3: Score of 640-679 & Max DTI of 45%

100% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms a part of Policy No. U 33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

It is hereby understood and agreed that effective November 26, 2003, the Assured shall pay the Company a premium calculated at the rate of .120% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 3: Score of 640-679 & Max DTI of 45%

90% and 95% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement. effective November 26, 2003, forms a part of Policy No. U 33

issued to     WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

It is hereby understood and agreed that effective November 26, 2003, the Assured shall pay the Company a premium calculated at the rate of .120% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 2: Score of 680-719 & Max DTI of 50%

100% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company. Attest:

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms a part of Policy No. U 33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

It is hereby understood and agreed that effective November 26, 2003, the Assured shall pay the Company a premium calculated at the rate of .100% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 2: Score of 680-719 & Max DTI of 50%

90% and 95% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms a part of Policy No. U 33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

It is hereby understood and agreed that effective November 26, 2003, the Assured shall pay the Company a premium calculated at the rate of .085% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 1: Score of +720 & Max DTI of 50%

100% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms a part of Policy No. U 33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

It is hereby understood and agreed that effective November 26, 2003, the Assured shall pay the Company a premium calculated at the rate of .165% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 4: Score of 620-649 & Max DTI of 40%

90% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms a part of Policy No. U 33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

It is hereby understood and agreed that effective November 26, 2003, the Assured shall pay the Company a premium calculated at the rate of .060% on the unpaid balance outstanding at the beginning of every month of any loan reported for insurance.

Tier 1: Score of +720 & Max DTI of 50%

90% and 95% CLTV

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms apart of Policy No. U33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN
ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES
CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

It is understood and agreed that the term “Loan” in item a under section 1, Definitions, is hereby amended to mean an advance of funds, evidenced by an Eligible Note, the proceeds of which have been or are to be used for any purpose which, in the judgment of the Assured, is or shall be worthwhile to the Borrower and shal1 generally improve the living standards of the Borrower.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms a part of Policy No. U 33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

PAYMENT APPLICATION ENDORSEMENT

The sentence in Paragraph 3, Section 2, of the Provisions and Stipulations of the policy reading:

All payments received on account of the Note, except late charges, must be applied to the maturing instalments in their order, except that any sum received by the Assured in excess of three advanced monthly payments shall be credited to the final instalments in the absence of specific written instructions from the Borrower to do otherwise.

Is hereby amended by deleting the last half of the sentence so that it reads as follows:

All payments received on account of the Note, except late charges, must be applied to the maturing instalments in their order in the absence of specific written instructions from the Borrower to do otherwise.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms a part of Policy No. U 33 issued to

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

Effective November 26, 2003,Section 5.a.in the section entitled "Limit of Loss" is deleted and replaced by the following:

"Uncollected earned interest to the date of presentation of proof of loss: plus"

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

ENDORSEMENT

This endorsement, effective November 26, 2003, forms a part of Policy No. U 33 issued to WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-S2.

by OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

Effective November 26, 2003, the first sentence of section 8 entitled "Reports and Examination" is amended to read as follows:

"The Company may with reasonable notice call upon the Assured for such reports as it may deem necessary and may inspect the books or the accounts of the Assured as they pertain to the Loans reported for insurance hereunder."

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

[[GRAPHIC OMMITTED]]

Aurora Loan Services Inc. - ORICS Purchase Money Seconds and Rate/Term

Refi Loan Program Guidelines - Revised 12-01-02

POLICY YEAR POOL COVERAGE:	10% all Tiers
MAXIMUM LOAN-TO-VALUE RATIO INCLUDING NEW LOAN:	100%
LOWEST BUREAU SCORE:	620* required on the primary wage earner (the lower of two or the middle of three scores) *Scores 649 to 620 are limited to a max LTV of 90%)
DEBT RATIO:	Bureau Score 680 & higher - 50%
Bureau Score 650-679 - 45%
Bureau Score 620-649 - 40%**
**This Tier to represent no more than 10% of the entire pool of insured loans
MINIMUM LOAN AMOUNT:	Set by Lender
MAXIMUM LOAN AMOUNT:	Bureau Score ≥ 680 - $150,000
Bureau Score 620-679 - $137,500
PROPERTY:	1 to 2 unit Owner Occupied (Second Homes eligible, with 680 Score - up to 90% LTV)
MAXIMUM TERM:	Set by Lender, (Maximum 30 years)
VALUE DETERMINATION:	Set by Lender (Freddie Mac's Home Value Estimator, Trans Union or Express Close, FNMA form 2055 with exterior inspection).
OWNERSHIP VERIFICATION:	Yes
HOMEOWNER INSURANCE NAMING LENDER AS LOSS PAYEE:	Yes
TYPE:	Purchase Money and Rate/Term Refi up to 100% CLTV
TIME AT EMPLOYMENT:	Per Lender Guidelines (12 months - minimum history for self-employed, with verified income)
INCOME VERIFICATION:	Stated Income, verified at close - per lender guidelines
PURPOSE:	Purchase Money or Rate/Term Refi Second
CONSUMER DEBT:	Per Lender Guidelines
MORTGAGE HISTORY:	Per Lender Guidelines
BANKRUPTCY/FORCLOSURE:	Minimum discharge period - 12 months with re-established credit (680 minimum Bureau Score)
ADDITIONALCREDIT CRITERIA FOR INSURABILITY:	Per ALS Credit Criteria

[[GRAPHIC OMMITTED]]

Aurora Loan Services Inc. - ORICS Purchase Money Seconds

Loan Program Guidelines - Revised 4/15/02

POLICY YEAR POOL COVERAGE:	10% all Tiers
MAXIMUM LOAN-TO-VALUE RATIO INCLUDING NEW LOAN:	100%
LOWEST BUREAU SCORE:	620* required on the primary wage earner (the lower of two or the middle of three scores) *Scores 649 to 620 are limited to a max LTV of 90%)
DEBT RATIO:	Bureau Score 680 & higher - 50% Bureau Score 650-679 - 45% Bureau Score 620-649 - 40%**
**This Tier to represent no more than 10% of the entire pool of insured loans
MINIMUM LOAN AMOUNT:	Set by Lender
MAXIMUM LOAN AMOUNT:	$137,500
PROPERTY:	1 to 2 unit Owner Occupied (Second Homes eligible, with 680 Score - up to 90% LTV)
MAXIMUM TERM:	Set by Lender, (Maximum 30 years)
VALUE DETERMINATION:	Set by Lender (Freddie Mac's Home Value Estimator, Trans Union or Express Close, FNMA form 2055 with exterior inspection).
OWNERSHIP VERIFICATION:	Yes
HOMEOWNER INSURANCE NAMING LENDER AS LOSS PAYEE:	Yes
TYPE:	Purchase Money up to 100% CLTV
TIME AT EMPLOYMENT:	Per Lender Guidelines (12 months - minimum history for self-employed, with verified income)
INCOME VERIFICATION:	Stated Income, verified at close - per lender guidelines
PURPOSE:	Purchase Money Second
CONSUMER DEBT:	Per Lender Guidelines
MORTGAGE HISTORY:	Per Lender Guidelines
BANKRUPTCY/FORCLOSURE:	Minimum discharge period - 12 months with re-established credit (680 minimum Bureau Score)
ADDITIONALCREDIT CRITERIA FOR INSURABILITY:	Per ALS Credit Criteria

Old Republic	Insured Credit Services, Inc.	07/30/01

Aurora Loan Services Inc. - ORICS Purchase Money Seconds

Loan Program Guidelines

POLICY YEAR POOL COVERAGE:	10% all Tiers
MAXIMUM LOAN-TO-VALUE RATIO INCLUDING NEW LOAN:	100%
LOWEST BUREAU SCORE:	640*
*Scores 640 to 649 are limited to a max LTV of 95%)
DEBT RATIO:	Bureau Score 680 & higher - 50%
Bureau Score 640-679 - 45%
MINIMUM LOAN AMOUNT:	Set by Lender
MAXIMUM LOAN AMOUNT:	$137,500
PROPERTY:	1 to 2 unit Owner Occupied (Second Homes eligible, with 680 Score - up to 90% LTV)
MAXIMUM TERM:	Set by Lender, (Maximum 30 years)
VALUE DETERMINATION:	Set by Lender (Freddie Mac's Home Value Estimator, Trans Union or Express Close, FNMA form 2055 with exterior inspection).
OWNERSHIP VERIFICATION:	Yes
HOMEOWNER INSURANCE NAMING LENDER AS LOSS PAYEE:	Yes
TYPE:	Purchase Money up to 100% CLTV
TIME AT EMPLOYMENT:	Per Lender Guidelines (12 months - minimum history for self-employed, with verified income)
INCOME VERIFICATION:	Stated Income, verified at close - per lender guidelines
PURPOSE:	Purchase Money Second
CONSUMER DEBT:	Per Lender Guidelines
MORTGAGE HISTORY:	Per Lender Guidelines
BANKRUPTCY/FORCLOSURE:	Minimum discharge period - 12 months with re-established credit (680 minimum Bureau Score)
ADDITIONALCREDIT CRITERIA FOR INSURABILITY:	Per ALS Credit Criteria

[[GRAPHIC OMMITTED]]

Old Republic	Insured Credit Services, Inc.	07/30/01

VERIFIED

•

Borrower is qualified based on the income stated on the application.

•

Income documentation may be provided at closing and must be in agreement with the income stated on the application. Discrepancies between income stated on the application and verified income may invalidate the approval and must be reviewed by the underwriter.

•

Wage Earner

• Application must disclose borrower’s current earnings. • Wage Earner documentation may be documented as follows:

•

Current computer generated paystub evidencing YTD earnings; and

•

W2 for most recent year if paystub shows less than 30 days of earnings.

•

If paystub is not available, employment and income may be verified using direct written verification from employer.

• Self-employed
• Borrower must be self-employed at least 12 months • Self-employed income may be documented as follows:

•

Personal federal tax return (1040) with all schedules and attachments for most recent 1-year period; and

•

K-1 showing borrower's ownership percentage, if corporation or partnership; and

•

Year-to-date profit and loss if more than 5 months have elapsed since year end.

• Commission Income
• Income must be documented for at least 12 months. • Commission income may be documented as follows:

•

Personal federal tax return (1040) with all schedules and attachments 1 period; and

•

If more than 90 days have elapsed since fiscal year end , year-to-date statements verifying commissions paid should be provided.

•

Other types of Earned Income must be verified as outlined in the Earned Income topic Unearned Income must be documented in accordance with Section 505 when the Unearned/ Passive Income exceeds 25% of the total income needed for qualifying.

•

IRS 4506 must be signed prior to closing when tax returns are used to support income.

•

Documentation must be s30 days old at closing.

•

Assets do not need to be disclosed or verified.

Earned Income

Income received as a result of direct employment or self-employment. Unless otherwise stipulated below, income should have a 12-month history of receipt and be documented in accordance with Section 505 of the Seller's Guide.

1.

Salaried Income (minimum 30-day history of receipt)

2.

Self Employment Income

3.

Commission Income

4.

Bonus and Incentive Income

5.

Overtime Income

6.

Part-time or Second Job Income

7.

Social Security/ Pension Income (minimum 30-day history of

receipt)

8.

Tips and Gratuities

9.

Applicants Employed by Relatives

10.

Auto Allowance

Unearned/Passive Income

Income received from non-employment sources. Unless otherwise stipulated below. Unearned/Passive income must meet the receipt requirements of Section 505 and be expected to continue for at least 3 years. Documentation of income is required when the Unearned/ Passive Income exceeds 25% of the total income needed for qualifying.. When necessary. income should be documented in accordance with the guidelines set forth in Section 505.

1.

Disability

2.

Alimony (Maintenance) Income

3.

Child Support

4.

VA Benefits (education benefits are not acceptable as income)

5.

Trust Income

6.

Note Income

7.

Workers Compensation

8.

Capital Gains and Losses

9.

9.

Dividends and Interest (minimum 1 year history)

10.

Dependent Care Income

11.

 Survivor Benefits for Minor Children

12.

Annuity Income

13.

Unemployment

14.

Foster Care

15.

Rental Income

STATED

•

Income disclosed but not verified. Income must be reasonable for employment disclosed.

•

Unless otherwise stipulated above, Unearned/ Passive income must meet the receipt requirements of Section 505 and be expected to continue for at least 3 years. Documentation of income is required when the Unearned/ Passive Income exceeds 25% of the total income needed for qualifying. When necessary, income should be documented in accordance with the guidelines set forth in Section 505.

•

If file contains documentation which inadvertently verifies Earned Income, the borrower will be qualified based on the lesser of the stated income or the verified income. For example, if tax returns are provided to evidence receipt of interest and dividend income, underwriting will use the income reported as salary and wages on the 1040s as qualifying income when appropriate.

•

Ratio is calculated based on stated income.

•

No IRS 4506.

•

Assets do not need to be disclosed or verified.

•

Verbal verification of employment is not required.

NO RATIO OR NO DOC	Not available.
DU/LP	Not eligible.

Eligible Property Types

•

1-4 unit. attached or detached dwellings.•

•

Condominiums must meet or have one of the following approvals:

•

FNMA Type A. or

•

FHLMC Class III:

•

FNMA or FHLMC Limited Review requirements; or

•

FNMA approval as evidenced by an unexpired FNMA 1028.

•

PUDs meeting FNMA or FHLMC requirements.

•

Acreage and land value must be typical for subject market area: loan amounts may be reduced on properties where land values exceed 35%.

Ineligible Property Types	• Condotels • Cooperatives • Model-home lease-backs • Unique or properties with limited marketability • Non-warrantable condos
OCCUPANCY	• Primary Residence (0/0), Second Homes (SH), Non-Owner Occupied (N/O/O)
ELIGIBLE BORROWERS	• U.S Citizens, Permanent Resident Aliens, Non-Permanent Resident Aliens, Non-Occupying Co-Borrowers
Inter Vivos Revocable Trust (Living Trust)	• Complete Inter Vivos Revocable Trust (Living Trust) checklist (Form 407) to determine eligibility. • Copy of the trust document must be included in the file.
Permanent Resident Aliens

•

Permanent resident aliens with an Alien Registration Card (“Green Card”) are eligible for the same financing as U.S. citizens if they meet all of the same credit requirements as a U.S. Citizen.

•

File must contain a processor's certification (Form 408) to verify review of the acceptable documentation that evidences borrower's eligible to lawfully reside in the U.S.

•

Files may not contain copies of borrower's identification.

Non-Permanent Resident Aliens

•

Non-permanent resident aliens are eligible for the same financing as U.S. citizens and permanent resident aliens provided borrower will be a co-mortgagor with a U.S. citizen or a permanent resident alien.

•

The following restrictions apply when all borrowers are non-permanent resident aliens:

•

File must contain evidence the borrower is lawfully permitted to reside in the U.S. for at least 3 years after closing. Borrowers with less than 3 years remaining may be eligible if the borrower's employer is:

•

Assisting borrower and working with INS to extend borrower's residency status; and

•

Borrower's probability of continued employment is good.

•

File must contain a processor's certification (Form 408) to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S.

•

Files may not contain copies of borrower's identification

•

Borrowers with diplomatic immunity are not eligible.

•

Verified: 95% LTV maximum

• Stated: 80% LTV maximum.
Non-Occupying Co-Borrower

•

All borrowers must be close relatives (parent, child, sibling, legal guardian).

•

Non-occupying co-borrower may be a co-signer/guarantor if:

•

LTV 597%; and

•

Obligated for repayment of debt, but not required to take title.

•

Occupant borrower's DTI may not exceed 50%.

QUALIFYING First Lien Transactions	• Qualify at the note rate. • Debt to Income Ratio (DTI) is the sum of all PITT plus all long-term obligations (Refer to Section 506) divided by borrower's gross income.
Second Lien Transactions

•

If First Lien has a potential adjustment in less than 2 years from close of the Second Lien loan, determine the borrower's monthly payment for the First Lien using the following interest rate:

•

LTV >75%, qualify at lesser of fully-indexed rate or maximum second-year rate.

•

LTV <_75%, qualify at the note rate.

•

If First Lien is a fixed-rate or potential adjustments will occur >2 years after close of the Second Lien, qualify the borrower at the current payment due for the First Lien.

•

Debt to Income Ratio (DTI) is the sum of all PITT plus all long-term obligations (Refer to Section 506) divided by borrower's gross income.

PURCHASE	• Use lesser of current appraised value or documented acquisition cost to calculate LTV. • Second Lien financing provided by ALS may not be used as purchase money.
RATE/TERM REFINANCE

•

Use current appraised value to calculate LTV or CLTV.

•

Loans are classified as a refinance when the borrower holds title to the property.

•

Second Liens

•

CLTV is based on the current outstanding balance of first lien (maximum possible amount if first contains negative amortization) plus the Second Lien balance plus all other lien balances.

•

The total of the current outstanding balance of the first lien (maximum possible outstanding balance if first lien contains negative amortization) plus the maximum outstanding balance of the Second Lien may not exceed the Maximum Combined Balance identified in the Second Lien Matrix. Do not include other lien amounts in this calculation.

CASH OUT REFINANCE

•

LTV/CLTV >75% & property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements.

•

LTV/CLTV S 75% and/or property owned 212 months, use current appraised value.

•

Cash out transactions are not permitted for 0/0 dwellings located in Texas. Refer to Section 501 for additional Texas-specific information.

•

Second Liens

•

CLTV is based on the current outstanding balance of first lien (maximum possible amount if first contains negative amortization) plus the Second Lien balance plus all other lien balances.

•

The total of the current outstanding balance of the first lien (maximum possible outstanding balance if first lien contains negative amortization) plus the maximum outstanding balance of the Second Lien may not exceed the Maximum Combined Balance identified in the Second Lien Matrix. Do not include other lien amounts in this calculation.

CREDIT General	• Credit Report -- dual or tri-merge credit report (Credit Bureau Report, CBR) is required for all borrowers. • Credit report may be no more than 60 days old at closing.
Credit Scores

•

Credit Score - minimum of 2 valid/usable scores are required for each-applicant; the lower of 2 or middle of 3 will determine each borrower’s representative score. The lowest representative score of all borrowers is used to qualify.

•

A valid/usable credit score is one that is generated based on a minimum of 3 tradelines being at least 2 or more years old and accurately reflecting the borrower's credit history. When the file contains scores which vary by more than 30 points from each other, the underwriter will review the credit report and determine which score is most representative. Files without valid/usable credit scores may be considered on a case-by-case basis. Loan amounts and/or LTVs may be limited or reduced.

•

Scores obtained from Experian (FICO). Trans Union (Empirica) and Equifax (Beacon) will be acceptable.

Bankruptcy	• Chapter 7-must be discharged at least 12 months prior to date of closing. • Chapter 13-must be discharged at or prior to closing.
Foreclosure/ Deed in Lieu/ NOD	• No foreclosures, deeds-in-lieu, NODs, etc (filings or completions) within 24 months prior to closing.
TEMPORARY BUYDOWNS	• Not permitted.
ASSETS	• Assets do not need to be disclosed or verified.
CASH RESERVES	• None required.
REQUIRED DOWNPAYMENT	• None.
GIFT FUNDS	• Donor must be an immediate family member (parent, child, sibling, legal guardian). • No gift letter or additional documentation is required.
INTERESTED PARTY CONTRIBUTIONS

•

Interested parties (seller, builder, real estate agent, etc.) may contribute toward closing costs including prepaids within the following limitations:

•

O/O or SH:

•

3% of sales price if LTV >95%.

•

6% of sales price if LTV <_95%.

•

9% of sales price if LTV 575%.

•

N/O/O: maximum 2% of sales price, all LTVs.

SUBORDINATE FINANCING

•

Purchase transactions-Second Lien financing provided by ALS is not permitted. Subordinate financing must be provided by a non-ALS lender.

•

Refinance transactions-subordinate financing may be provided by ALS or a non-ALS lender. First Lien transactions-LTV and/or CLTV may not exceed the maximum LTV stated in the First Lien Credit Matrix.

•

Second Lien transactions-no LTV limitation. CLTV limited to the CLTV outlined in the

•

Second Lien Credit Matrix. Subordinate financing behind an ALS Second Lien is permissible and will be considered in the CLTV calculation.

•

A field review or second appraisal is required when subordinate financing will be provided by a private party.

•

Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due; interest rate and payment may not change more than once a year.

•

Variable payments are acceptable if the priority lien has no payment changes during the first 3 years.

MORTGAGE INSURANCE	• Not required.
PROPERTY VALUATION

•

Property value may be determined in any of the following ways:

•

Electronic Evaluation generated by Freddie Mac's Home Value Estimator”' (HVE 2.0) with a “medium” or “high confidence” determination. No other electronic evaluation is acceptable.

•

Alternative Evaluation with an exterior evaluation prepared by Trans Union or ExpressClose. Alternative valuations provided by any other company are not acceptable.

•

FNMA Form 2055 with an exterior inspection fully completed and signed by a licensed appraiser.

•

URAR may be provided and must meet the guidelines outlined in Section 508.

•

All appraisal evaluations are good for 12 months with a recert of value completed within 120 days (180 days if new construction) of closing when the appraisal is more than 120 days old (180 if new construction). A new evaluation must be run if the initial evaluation is >120 days old (180 days old) at closing.

•

Escrow holdbacks are not permitted.

FREDDIE MAC HOME VALUE ESTIMATOR (HVE 2.0)

•

The HVE 2.0 determination is the quickest and least expensive evaluation determination acceptable under this program.

•

This appraisal option is not available for any 2-4 unit property.

•

HVE 2.0 may be provided by any vendor.

•

HVE 2.0 must indicate a “medium” or “high confidence” finding.

•

If “low confidence” or “no hit” determination is made, file must contain either:

•

An Alternative Evaluation with an exterior inspection provided by Trans Union or ExpressClose; or

•

A FNMA 2055 with an exterior inspection, fully completed and signed by a licensed appraiser; or

•

A traditional appraisal completed by a licensed appraiser.

•

Property value will be the estimated market value as indicated by the HVE 2.0 report.

ALTERNATIVE EVALUATION WITH AN EXTERIOR INSPECTION

•

Alternative Evaluation must be provided by Trans Union or ExpressClose. Sellers are not required to utilize this option. An Alternative Evaluation provided by any other vendor will not be accepted

•

This appraisal option is not available for any 2-4 unit property.

•

An Alternative Evaluation may be used:

•

For the initial evaluation; or

•

If the HVE 2.0 indicates a “no hit” or “low confidence” determination; or

•

To appeal the value of an HVE 2.0 with a “medium” or “high confidence” determination.

•

Person performing the Alternative Evaluation may not be a party to the transaction.

•

Exterior inspection includes the following:

•

Drive-by inspection of subject; and

•

Analysis of external data sources (previous sales, assessment data); and

•

1 recent closed comparable.

•

Photographs are not required.

FNMA

•

FNMA Form 2055 (Desktop Underwriter Quantitative Analysis Appraisal Report) with an exterior inspection may be completed by a licensed appraiser and provided as a property valuation.

•

Form 2055 may be used:

•

For the initial evaluation: or

•

If the HVE 2.0 indicates a “no hit” or “low confidence” determination; or

•

To appeal the value of an HVE 2.0 with a “medium” or “high confidence” determination or an Alternative Evaluation.

•

The 2055 must be completed in accordance with FNMA guidelines. If the appraiser cannot obtain sufficient information regarding the subject to complete an exterior inspection, the review must be upgraded to an interior inspection. For example. if the appraiser cannot adequately view the property from the street. apparent adverse physical deficiencies or conditions were observed, or the appraiser needs additional information about the physical conditions of the property, the lender must upgrade the exterior-only inspection appraisal to an appraisal with an interior and exterior inspection.

•

The following documentation for the 2055 exterior inspection includes:

•

A photograph of the front of the subject; and

•

A street map identifying the subject and all comparables.

•

FNMA 216 required if 1-4 unit N/0/0 or 2-4 unit 0/0 in accordance with guidelines in Section 508.

•

If an interior inspection is performed, the appraisal must include:

•

Photographs of the front, rear and street scene for the subject; and

•

A street map identifying the subject and all comparables; and

•

A photograph of all comparables; and

•

A perimeter sketch of the subject.

•

FNMA 216 required if 1-4 unit N/0/0 or 2-4 unit 0/0 in accordance with guidelines in Section 508.

URAR

•

A URAR and all attachments meeting the guidelines of Section 508 may be provided:

•

For the initial evaluation; or

•

If the HVE 2.0 indicates a “no hit” or “low confidence” determination; or

•

To appeal the value of an HVE 2.0 with a “medium” or “high confidence” determination, an Alternative Evaluation or 2055.

•

Appraisals must be completed by a licensed appraiser.

•

All attachments outlined in Section 508 must be provided except a FNMA Form 1007 will not be required

TITLE REQUIREMENTS

•

Title ownership and lien verification is required prior to closing.

•

Title searches may be no older than 45 days at closing.

•

Title insurance is not required.

•

Full Title Search is required for all First Lien transactions.

•

Limited Title Search is permitted for all Second Lien transactions.

•

Although a title policy is not required, lien searches must indicate a clear and marketable title. Any issues affecting title must be resolved prior to closing. Loans should be closed by either a title company, attorney or escrow agent.

FULL TITLE SEARCH

•

Required on Express Home First Lien transactions in lieu of title insurance.

•

Full Title search includes:

•

Date of search.

•

Current ownership.

•

Property location.

•

Vesting of title a.k.a. vesting deed.

•

Assessor's Parcel Number.

•

Legal description (single page with owner's name(s) and

legal description).

•

Existing mortgages.

•

Outstanding liens.

•

Judgments - property search ONLY.

•

Bankruptcy search.

•

Tax assessed value.

•

Tax information (taxes per year/delinquencies).

•

Homestead exemptions.

•

Identification of Urban or Rural Homestead (including

acreage).

•

Easements (insures ingress and egress).

•

Other encumbrances NOT of public record.

Limited Title Search

•

Permitted on Express Home Second Lien transactions in lieu of title insurance.

•

Limited Title Search includes:

•

Date of search.

•

Current ownership.

•

Property location.

•

Vesting of title a.k.a. vesting deed.

•

Assessor's Parcel Number.

•

Legal description (single page with owner's name(s) and legal description).

CONTRACT UNDERWRITING	• Loans may not be underwritten by a contract underwriter.
MULTIPLE PROPERTIES /	• No limit on the number of other properties a borrower may own.
LOANS	• First Lien: ALS will limit financing to 4 loans not to exceed an aggregate amount of $1,000,000 to any individual borrower.
• Second Liens: Maximum 1 loan per borrower.
SECTION 32	• Section 32 loans are not permitted.
HIGH COST LOAN	• High Cost Loans as defined by applicable state and./or local regulations are not permitted.

•

Any form of “predatory lending” is not allowed This includes: loans with total points and fees that exceed 5% (unless this results in an unprofitable loan), mortgage steering, single premium credit life policies offered in conjunction with the mortgage, and prepayment penalties without providing some benefit to the borrower.

INTEREST-ONLY OPTION	• Not available.
PREPAYMENT PENALTY	• Prepayment penalty feature is permitted at the borrower's option on First Lien transactions in accordance with ALS-defined state restrictions as outlined by Form 603 A.
• 3- and 5-year penalty periods allowed.
• The prepayment penalty will not be assessed when the property is sold in a bona fide sale to an unrelated party.
BALLOON

•

The balloon program allows for a 30-year P&I amortization period with a balloon payment due after 15 years.

•

This product does not provide for an automatic refinance feature (do not close loans using FNMA Balloon Note addendum or Rider).

•

If Second Lien transaction (EB 1 S):

•

Property located in New York, CLTV may not exceed 90%.

•

Property located in New York, CLTV may not exceed 90%.

•

Property located in South Carolina, Balloons are not permitted.

“Sanctioned Guidelines”

•

LEGAL DOCUMENTS: Loans are to be closed using the most recent FNMA or FHLMC approved legal documents (state specific or modified multi-state where required by FNMA). This includes all notes, riders and security instruments.

First Lien

	FNMA Note	Note Addendum	Rider	Assumable?	Convertible?
Fixed-Rate E30F, 30 yr. E20F, 20 yr. E15F, 15 & 10-yr.	3200	None	None	No	No
Balloon EBIF, 30/15	3260	None	None	No	No

Second Lien

	FNMA Note	Note Addendum	Rider	Assumable?	Convertible?
Fixed-Rate E20S, 20 yr. E15S, 15 yr.	3900 Series	None	None	No	No
Balloon EBIS, 30/15	3900 Series	Form 650	Form 651	No	No